UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): March 10, 2021

CONTANGO OIL & GAS COMPANY

(Exact name of registrant as specified in its charter)

Texas	001-16317	95-4079863
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 E. 5th Street, Suite 300

Fort Worth, Texas

(Address of principal executive offices)

76102

(Zip code)

(817) 529-0059

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.04 Per Share	MCF	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition

On March 10, 2021, Contango Oil & Gas Company (the “Company”) issued a press release providing its financial results for the three and twelve months ended December 31, 2020. A copy of the press release is attached hereto as Exhibit 99.1.

The information furnished pursuant to Item 2.02 in this report on Form 8-K (including the press release attached as Exhibit 99.1 incorporated by reference in this report) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 7.01	Regulation FD Disclosure

As of March 10, 2021, the Company has posted on its website an updated investor presentation entitled “Company Overview – March 2021”.  The presentation may be accessed by going to www.contango.com, and selecting Events & Presentations under the Investors tab. The information on the Company’s website is not incorporated by reference into this report on Form 8-K and does not constitute a part of this Form 8-K.

The information furnished pursuant to Item 7.01 in this report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits

(d)Exhibits

99.1Press release dated March 10, 2021.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONTANGO OIL & GAS COMPANY

Dated:	March 10, 2021	By:	/s/Charles L. McLawhorn, III
Charles L. McLawhorn, III
Senior Vice President, General Counsel & Corporate Secretary